Exhibit 23(q)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 26th day of January, 2005.

ATTEST:                                  WY FUNDS


By: /s/ M. Brent Wertz                   By: /s/ Mitchell York
    --------------------------------         -----------------------------------
        M. Brent Wertz, Secretary                Mitchell York, President

STATE OF FLORIDA           )
                                   ) ss:
COUNTY OF HILLSBOROUGH     )

      Before me, a Notary Public, in and for said county and state, personally appeared Mitchell York, President and M. Brent Wertz, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 26th day of January, 2005.


                                       /s/ Matthew L. Campbell
                                       -----------------------------------------
                                       Notary Public


                                       My commission expires: 2205
                                                              ------------------

                                   CERTIFICATE

      The undersigned, President of WY Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 21, 2005, and is in full force and effect:

            " WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."


Dated:  January 26, 2005               /s/ Mitchell York
                                       -----------------------------------------
                                       Mitchell York, President
                                       WY Funds

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is the President of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of January, 2005.


                                       /s/ Mitchell York
                                       -----------------------------------------
                                           Mitchell York
                                           President


STATE OF FLORIDA                    )
                                                     ) ss:
COUNTY OF HILLSBOROUGH              )

      Before me, a Notary Public, in and for said county and state, personally appeared Mitchell York, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 26 day of January, 2005.


                                       /s/ M. Brent Wertz
                                       -----------------------------------------
                                       Notary Public


                                       My commission expires: March 16, 2009
                                                              ------------------

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of January, 2005.


                                       /s/ M. Brent Wertz
                                       -----------------------------------------
                                       M. Brent Wertz
                                       Trustee


STATE OF FLORIDA                    )
                                                     ) ss:
COUNTY OF HILLSBOROUGH              )

      Before me, a Notary Public, in and for said county and state, personally appeared M. Brent Wertz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 3rd day of January, 2005.


                                       /s/ Matthew L. Campbell
                                       -----------------------------------------
                                       Notary Public


                                       My commission expires: 2/2/08
                                                              ------------------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of January, 2005.


                                       /s/ Randy K. Sterns
                                       -----------------------------------------
                                           Randy K. Sterns
                                           Trustee


STATE OF FLORIDA                    )
                                                     ) ss:
COUNTY OF HILLSBOROUGH              )

      Before me, a Notary Public, in and for said county and state, personally appeared Randy K. Sterns, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 6th day of January, 2005.


                                       /s/ Sandra L. Duncan
                                       -----------------------------------------
                                       Notary Public


                                       My commission expires: 1/27/2008
                                                              ------------------

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of January, 2005.


                                       /s/ Tammy L. Evans
                                       -----------------------------------------
                                       Tammy Evans
                                       Trustee


STATE OF FLORIDA                    )
                                                     ) ss:
COUNTY OF HILLSBOROUGH              )

      Before me, a Notary Public, in and for said county and state, personally appeared Tammy Evans, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 3rd day of January, 2005.


                                       /s/ Shannon N. Cribbs
                                       -----------------------------------------
                                       Notary Public

                                       My commission expires: 10/28/2006
                                                              ------------------

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, WY Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of January, 2005.


                                       /s/ Douglas B. Conner
                                       -----------------------------------------
                                       Douglas B. Conner
                                       Trustee


STATE OF FLORIDA                    )
                                                     ) ss:
COUNTY OF HILLSBOROUGH              )

      Before me, a Notary Public, in and for said county and state, personally appeared Douglas Conner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 3rd day of January, 2005.


                                       /s/ Joyce N. Arnold
                                       -----------------------------------------
                                       Notary Public


                                       My commission expires: March 2, 2005
                                                              ------------------